Exhibit 10.8

Execution Version

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of April 17, 2019, by and among:

1.              Luckin Coffee Inc., an exempted company organized under the laws of the Cayman Islands with its company number of [                 ] (the “Company”);

2.              Luckin Coffee Investment Inc., a company incorporated under the laws of the British Virgin Islands, with its company number of [                  ] (the “BVI Company”);

3.              Luckin Coffee (Hong Kong) Limited (瑞幸咖啡（香港）有限公司), a company incorporated under the laws of Hong Kong, with its company number of [                  ] (the “HK Company”);

4.              Beijing Luckin Coffee Co., Ltd. (瑞幸咖啡（北京）有限公司), a limited liability company incorporated under the laws of the PRC with its registered number of [                  ] (the “Beijing WFOE”);

5.              China Luckin Coffee Co., Ltd. (瑞幸咖啡（中国）有限公司), a limited liability company incorporated under the laws of the PRC with its registered number of [                  ] (the “Xiamen WFOE”);

6.              Tianjin Luckin Coffee Co., Ltd. (瑞幸咖啡（天津）有限公司), a limited liability company incorporated under the laws of the PRC with its registered number of [                  ] (the “Tianjin WFOE”);

7.              Pingtan Luckin Coffee E-Commerce Co., Ltd. (瑞幸咖啡电子商务（平潭）有限公司), a limited liability company incorporated under the laws of the PRC with its registered number of [                  ] (the “Pingtan WFOE”);

8.              Beijing Luckin Coffee Technology Co., Ltd. (北京瑞吉咖啡技术有限公司), a limited liability company incorporated under the laws of the PRC with its registered number of [                  ] (the “VIE Entity”, and together with the Company, the BVI Company, the HK Company, the Beijing WFOE, the Xiamen WFOE, the Tianjin WFOE and the Pingtan WFOE, the “Group Company Parties”);

9.              Zhiya Qian (钱治亚), a citizen of the PRC with identification number of [                  ] (the “Founder A”);

10.       Summer Fame Limited, a company incorporated under the laws of the British Virgin Islands, with its company number of [                  ] (the “Founder A Holdco”);

11.       Min Chen (陈敏), a citizen of the PRC with identification number of [                  ] (the “Founder B”, together with Founder A, collectively the “Founders” and each an “Founder”);

12.       May Bliss Limited, a company incorporated under the laws of the British Virgin Islands, with its company number of [                  ] (the “Founder B Holdco”, together with Founder A, Founder A Holdco, Founder B, the “Founder Parties”, each a “Founder Party”);

13.       Haode Investment Inc., a Company incorporated under the laws of the British Virgin Islands, with its company number of [                  ] (“Haode Investment”);

14.       Primus Investments Fund, L.P., a limited partnership incorporated under the laws of the Cayman Islands, with its company number of [                  ] (the “Angel Investor A”);

15.       Mayer Investments Fund, L.P., a limited partnership incorporated under the laws of the Cayman Islands, with its company number of [                  ] (the “Angel Investor B”);

16.       STAR GROVE GLOBAL LIMITED, a company incorporated under the laws of the British Virgin Islands, with its company number of [                  ] (the “Angel Investor C”, together with Angel Investor A and Angel Investor B are referred to herein collectively as the “Angel-1 Investor Parties” and each an “Angel-1 Investor Party”);

17.       Lucky Cup Holdings Limited, a company incorporated and existing under the laws of the Cayman Islands, with its company number of [                  ] (the “Series A Investor A” or “Lucky Cup”);

18.       Joy Capital II, L.P., a limited partnership incorporated and existing under the laws of Cayman Islands, with its company number of [                  ] (with respect to the Series A Preferred Shares held by it, the “Series A Investor B”, or with respect to the Series B Preferred Shares held by it, the “Series B Investor A”);

19.       Joy Luck Management Limited, a company incorporated and existing under the laws of Hong Kong, with its company number of [                  ] (with respect to the Series A Preferred Shares held by it, the “Series A Investor C”, or with respect to the Series B Preferred Shares held by it, the “Series B Investor C”);

20.       Galaxy Shine Limited, a company incorporated and existing under the laws of Hong Kong with its company number of [                  ] (with respect to the Series A Preferred Shares held by it, the “Series A Investor D”, or with respect to the Series B Preferred Shares held by it, the “Series B Investor G” or the “Additional Series B Investor”);

21.       Carob Investment Pte Ltd, a company incorporated and existing under the laws of Singapore with its company number of [                  ] (with respect to the Series A Preferred Shares held by it, the “Series A Investor E”, together with Series A Investor A, Series A Investor B, Series A Investor C, Series A Investor D and Haode Investment (with respect to the Series A Preferred Shares held by Haode Investment), the “Series A Investors”; or with respect to the Series B Preferred Shares held by it, the “Series B Investor F”);

22.       Honour Ample Limited, a company incorporated and existing under the laws of the British Virgin Islands, with its company number of [                  ] (the “Series B Investor B”);

23.       Fortunate Cup Holdings Limited, a company incorporated and existing under the laws of the Cayman Islands, with its company number of [                  ] (the “Series B Investor D” or “Fortunate Cup”);

24.       Blue Fortune Limited, a company incorporated and existing under the laws of the Cayman Islands, with its company number of [                  ] (the “Series B Investor E”, together with Series B Investor A, Series B Investor B, Series B Investor C, Series B Investor D, Series B Investor F and Series B Investor G, the “Series B Investors”);

25.       Darsana Master Fund LP, a company incorporated under the laws of the Cayman Islands, with its company number of [                  ] (the “Darsana Investor”)

26.       Bel45 Private Opportunities Fund, L.P., a limited partnership formed under the laws of the State of Delaware, USA;

27.       Tango Capital Opportunities Fund, L.P., a limited partnership formed under the laws of the State of Delaware, USA;

28.       TSCL Private Markets Fund, L.P., an exempted limited partnership formed under the laws of the Cayman Islands;

29.       NDSIB Private Opportunities Fund, L.P., a limited partnership formed under the laws of the State of Delaware, USA;

30.       BlackRock Private Opportunities Fund IV, L.P., a limited partnership formed under the laws of the State of Delaware, USA;

31.       BR POF IV Cayman Master Fund, L.P., an exempted limited partnership formed under the laws of the Cayman Islands;

32.       High Rock Direct Fund, L.P., a limited partnership formed under the laws of the State of Delaware, USA;

33.       BlackRock MD Private Opportunities Fund, L.P., an exempted limited partnership formed under the laws of the Cayman Islands;

34.       1885 Private Opportunities Fund, L.P., a limited partnership formed under the laws of the State of Delaware, USA;

35.       NHRS Private Opportunities Fund, L.P., a limited partnership formed under the laws of the State of Delaware, USA;

36.       Sullivan Way Private Opportunities Fund, L.P., a limited partnership formed under the laws of the State of Delaware, USA;

37.       Coin Private Opportunities, L.P., a limited partnership formed under the laws of the State of Delaware, USA;

38.       POF III Scottish Master, L.P., a limited partnership formed under the laws of Scotland, UK;

39.       BlackRock Inverwood Private Opportunities Fund, L.P., a limited partnership formed under the laws of the State of Delaware, USA;

40.       OV Private Opportunities, L.P., a limited partnership formed under the laws of the State of Delaware, USA;

41.       Red River Direct Investment Fund III, L.P., a limited partnership formed under the laws of the State of Delaware, USA;

42.       BR/ERB Co-Investment Fund II, L.P., a limited partnership formed under the laws of the State of Delaware, USA;

43.       BlackRock MSV Private Opportunities Fund, L.P., a limited partnership formed under the laws of the State of Delaware, USA;

44.       Private Equity Partners VII Master, L.P., a limited partnership formed under the laws of Scotland, UK;

45.       Private Equity Partners VII US, L.P., a limited partnership formed under the laws of the State of Delaware, USA;

46.       Total Alternatives Fund — Private Equity LP, an exempted limited partnership formed under the laws of the Cayman Islands;

47.       Total Alternatives Fund — Private Equity (B) LP, an exempted limited partnership formed under the laws of the Cayman Islands;

48.       BlackRock Private Opportunities Fund IV Master SCSp, a société en commandite spéciale (special limited partnership) formed under the laws of Luxembourg (Party (26) through Party (48), collectively, the “BlackRock Investors” and each, a “BlackRock Investor”); and

49.       Taide Investment Management Ltd, a company incorporated under the laws of the British Virgin Islands, with its company number of [                  ] ( “Taide Investment”, and together with the Darsana Investor and the BlackRock Investors, the “Series B-1 Investors” and each, a “Series B-1 Investor” and the Series B- 1 Investors together with the Series A Investors and the Series B Investors, the “Investors”).

The Group Company Parties, the Founder Parties, Haode Investment, the Angel-1 Investor Parties and the Investors are referred to collectively herein as the “Parties”, and each individually as a “Party”.

RECITALS

WHEREAS, the Group Company Parties, the Founder Parties, Haode Investment, the Angel-1 Investor Parties and the Series A Investors entered into a Series A Preferred Share

Purchase Agreement (the “Series A SPA”), dated June 22, 2018, pursuant to which the Series A Investors acquired certain number of Series A Preferred Shares of the Company;

WHEREAS, an Investors’ Rights Agreement was entered into on June 29, 2018 by and among the Group Company Parties, the Founder Parties, Haode Investment, the Angel-1 Investor Parties and the Series A Investors (the “Original IRA”);

WHEREAS, the Group Company Parties, the Founder Parties, Haode Investment, Series B Investor A, Series B Investor B, Series B Investor C, Series B Investor D, Series B Investor E and Series B Investor F entered into a Series B Preferred Share Purchase Agreement (the “Series B SPA”), dated November 2, 2018, pursuant to which Series B Investor A, Series B Investor B, Series B Investor C, Series B Investor D, Series B Investor E and Series B Investor F acquired certain number of Series B Preferred Shares of the Company;

WHEREAS, an Amended and Restated Investors’ Rights Agreement was entered into on November 15, 2018 by and among the Group Company Parties, the Founder Parties, Haode Investment, the Angel-1 Investor Parties, the Series A Investors, Series B Investor A, Series B Investor B, Series B Investor C, Series B Investor D, Series B Investor E and Series B Investor F (the “Amended IRA”);

WHEREAS, the Group Company Parties, the Founder Parties, Haode Investment and Additional Series B Investor entered into an Additional Series B Preferred Share Purchase Agreement (the “Additional Series B SPA”), dated January 9, 2019, pursuant to which Additional Series B Investor acquired certain number of Series B Preferred Shares of the Company;

WHEREAS, a Second Amended and Restated Investors’ Rights Agreement was entered into on January 9, 2019 by and among the Group Company Parties, the Founder Parties, Haode Investment, the Angel-1 Investor Parties, the Series A Investors and the Series B Investors (the “Second Amended IRA”);

WHEREAS, on April 10, 2019, Xizang Trust Co., Ltd.(“Xizang Trust”) has issued a notice to the Company entitling Taide Investment, an Affiliate of Xizang Trust to subscribe for certain numbers of Shares of the Company as a result of exercising  the warrant which was entered into on June 28, 2018 by and among the Group Company Parties, the Founder Parties, Haode Investment and Xizang Trust (the “Exercise Notice”);

WHEREAS, the Group Company Parties, the Founder Parties, Haode Investment, the Darsana Investor and the BlackRock Investors entered into a Series B-1 Preferred Share Purchase Agreement (the “Series B-1 SPA”), dated April 12, 2019, pursuant to which Series B-1 Investors intended to acquire certain number of Series B-1 Preferred Shares of the Company;

WHEREAS, in connection with the consummation of the transactions contemplated by the Series B-1 SPA, the Parties enter into this Agreement for the governance, management and operations of the Group Companies and for their rights and obligations between and among the Company and its Shareholders.

WITNESSETH

In consideration of the premises set forth above and the mutual promises set forth in this Agreement, the Parties hereby agree as follows:

1.                                      Interpretation.

1.1                               Definitions.  The following terms used in this Agreement shall have the meanings set forth below.  Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings set forth in the Series B-1 SPA.

“Affiliate” means, with respect to any given Person, a Person that Controls, is Controlled by, or is under common Control with the given Person.

“Agent” means, with respect to an entity, any director, officer, employee or other representative of such Person; any Person for whose acts such entity may be vicariously liable; and any other Person that acts for or on behalf of, or provides services for or on behalf of, such entity, in each case, whilst acting in his capacity as such.

“Angel Shares” means the Angel-1 Shares and the Angel-2 Shares, collectively.

“Angel-1 Shares” means the Company’s angel-1 shares, with the rights and privileges as provided in the Memorandum and Articles.

“Angel-2 Shares” means the Company’s angel-2 shares, with the rights and privileges as provided in the Memorandum and Articles.

“Anti-Bribery Laws” means (i) to the extent applicable to any Group Company Parties or any of its Agents from time to time, the US Foreign Corrupt Practices Act 1977, as amended, and the United Kingdom Bribery Act 2010, and (ii) any anti-bribery and anti-corruption laws or regulations in the PRC and any other jurisdiction where any Group Company Parties is established, holds assets or operates, or in which its products are sold.

“Anti-Money Laundering Laws” means the financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transaction Reporting Act of 1970, as amended, the U.S. Money Laundering Control Act of 1986, as amended, all applicable PRC anti-money laundering laws, as amended, and all money laundering-related laws of other jurisdictions where any Party conducts business or owns assets, and any related or similar law issued, administered or enforced by any Governmental Authority.

“Applicable Laws” means, with respect to any Person, all applicable provisions of all (a) constitutions, treaties, statutes, laws (including the common law), codes, rules, regulations, ordinances or orders of any Governmental Authority, and (b) notices, orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority.

“Board” or “Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or a day that the banks in PRC, Hong Kong, Singapore, the Cayman Islands or the British Virgin Islands are required by law or executive order to be closed.

“Closing” has the meaning set forth in Section 2 of the Series B-1 SPA.

“Closing Date” means, with respect to Darsana Investor and BlackRock Investors, the “Closing Date” as defined under the Series B-1 SPA; and with respect to Taide Investment, the date of the payment of the exercise price under the Exercise Notice.

“Control” of a given Person means the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, which power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than 50% of the votes entitled to be cast at shareholder’s meetings of such Person or power to appoint a majority of the members of the board of directors of such Person; the terms “Controlling” and “Controlled” have meanings correlative to the foregoing.

“Conversion Price” means the Series A Conversion Price with respect to a Series A Preferred Share, the Series B Conversion Price with respect to a Series B Preferred Share and the Series B-1 Conversion Price with respect to a Series B-1 Preferred Share.

“Conversion Shares” means Ordinary Shares issuable upon conversion of the Preferred Shares and Angel Shares.

“Directors” means the directors for the time being of the Company, which, for the avoidance of doubt, shall not include any Observer, and a “Director” means any of the Directors.

“Equity Securities” means any Ordinary Shares and Ordinary Share Equivalents.

“Fully-Diluted Basis” means (i) as applied to the Company, the number of Ordinary Shares which would be outstanding if (a) all securities convertible into or exchangeable for Ordinary Shares held by all shareholders were converted or exchanged in full and (b) all securities exercisable for Ordinary Shares were exercised in full, including all Option Shares, and (ii) as applied to a particular Person, the number of Ordinary Shares which would be held by such Person if all securities convertible into, exchangeable for or exercisable for Ordinary Shares held by such Person were converted or exchanged or exercised in full.

“Governmental Authority” means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the PRC, any foreign country or any domestic or foreign state, county, city or other political subdivision including without limitation MOFCOM, SAFE, SAIC and their respective local and provincial branches or departments.

“Group” means the Group Companies collectively.

“Group Company” means each of the Company and its Subsidiaries from time to time (Schedule I of the Series B-1 SPA sets forth all of the Company’s Subsidiaries as of the date of the Series B-1 SPA) and collectively, the “Group Companies”.

“Holders” means the Investors, together with any permitted transferees and assignees of the Investors (each a “Holder”).

“Hong Kong” means the Hong Kong Special Administrative Region of the PRC.

“IP Assets” has the meaning set forth in the Series B-1 SPA.

“IPO” means an initial public offering of the Company.

“Joy Capital” means, collectively, Joy Capital II, L.P., Joy Luck Management Limited and Honour Ample Limited, and their permitted assigns.

“Liquidation Event” means (a) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (b) a sale or other disposition of all or substantially all of the assets of the Company (for the avoidance of doubt, including the equity interest and assets of the Significant Group Companies, taken as a whole, when deciding whether the assets sold or disposed of constitute all or substantially all of the assets of the Company), or (c) any consolidation, amalgamation or merger of the Company or any other member of the Significant Group Companies, with or into any other Person, or any sale, exchange, transfer or other disposition, in one or a series of related transactions, of any of the outstanding share capital of the Company or any other member of the Significant Group Companies, to one Person or a group of Persons acting in concert, in each case resulting in a change of Control of the Company or the Significant Group Company.

“Memorandum and Articles” means the Fourth Amended and Restated Memorandum and Articles of Association of the Company, as may be amended from time to time.

“New Securities” means any Equity Securities of the Company whether now or hereafter authorized; provided that the term “New Securities” does not include:

(i)                                     Ordinary Shares, options or convertible securities issued as a dividend or distribution on the Preferred Shares and Angel Shares;

(ii)                                  Option Shares and any other securities issued or issuable under the Company’s employee stock option or similar share incentive plan to be adopted by the Board, if any;

(iii)                               any Equity Securities issued in connection with any share split, share dividend or other similar event in which all Shareholders are entitled to participate on a pro rata basis;

(iv)                              any Conversion Shares; or

(v)                                 any Shares on or pursuant to an IPO.

“Option Shares” means the Ordinary Shares transferred or transferable, issued or issuable under the Company’s employee stock option or similar share incentive plan to be adopted by the Board in accordance with this Agreement and the Memorandum and Articles, if any.

“Ordinary Shares” means the ordinary shares of the Company.

“Ordinary Share Equivalents” means securities exercisable or convertible into Ordinary Shares, including the Preferred Shares and Angel Shares.

“Person” means any individual, corporation, partnership, limited partnership, proprietorship, association, limited liability company, firm, branch, trust, estate or other enterprise or entity.

“PRC” means the People’s Republic of China, but solely for the purposes of this Agreement, excluding Hong Kong, the Macau Special Administrative Region and the islands of Taiwan.

“Preferred Majority Consent” means the approval or consent of a matter by the holders of more than fifty percent (50%) of the Series A Preferred Shares, the Series B Preferred Shares and the Series B-1 Preferred Shares (voting together as a single class and on an as converted basis).

“Preferred Shares” means the Series A Preferred Shares, the Series B Preferred Shares and the Series B-1 Preferred Shares.

“Relative” of a Person means a husband, wife, father, mother, son, daughter, brother, sister, grandparent, grandchild, or spouse of such Person.

“RMB” means the legal currency of PRC.

“Series A Closing Date” means the “Closing Date” as defined under the Series A SPA, being June 29, 2018.

“Series A Holder(s)” means the holder(s) of Series A Preferred Shares.

“Series A Issue Price” means US$ 367.183 per share, subject to adjustment for share combination, split, subdivision or similar actions of the Company.

“Series A Preferred Shares” means the Company’s series A preferred shares.

“Series B Closing Date” means the “Closing Date” as defined under the Series B SPA, being November 15, 2018.

“Series B Holder(s)” means the holder(s) of Series B Preferred Shares.

“Series B Issue Price” means US$ 734.37 per share, subject to adjustment for share combination, split, subdivision or similar actions of the Company.

“Series B Preferred Shares” means the Company’s series B preferred shares.

“Series B-1 Closing Date” means, with respect to Darsana Investor and BlackRock Investors, the “Closing Date” as defined under the Series B-1 SPA; and with respect to Taide Investment, the date of the payment of the exercise price under the Exercise Notice.

“Series B-1 Holder(s)” means the holder(s) of Series B-1 Preferred Shares.

“Series B-1 Issue Price” means US$ 865.91 per share with respect to the Darsana Investor and the BlackRock Investors, subject to adjustment for share combination, split, subdivision or similar actions of the Company, and US$ 587.49 per share with respect to Taide Investment, subject to adjustment for share combination, split, subdivision or similar actions of the Company.

“Series B-1 Preferred Shares” means the Company’s series B-1 preferred shares.

“Shareholders” means (i) the Founder Parties, (ii) Haode Investment, (iii) the Angel-1 Investor Parties, (iv) the Investors and (v) any other Person who becomes a shareholder of the Company in accordance with the terms of this Agreement and becomes a party to this Agreement, in each case for so long as such Person remains a shareholder of the Company, and in the case of any Shareholder that is a natural person shall be deemed to include the estate of such Shareholder and the executor, conservator, committee or other similar legal representative of such Shareholder or such Shareholder’s estate following the death or incapacitation of such Shareholder.

“Shares” means the Preferred Shares, the Ordinary Shares and the Angel Shares.

“Significant Group Company” means, the Group Company with its revenue exceeding fifty percent (50%) of the total revenue of the Group in the relevant financial year; and “Significant Group Companies” mean, collectively, the Group Company Parties and each Significant Group Company.

“Simple Majority” means more than 50%.

“Subsidiary” means, with respect to any Person (other than a natural person), any other Person directly or indirectly Controlled by such first-mentioned Person.

“Transaction Documents” means, collectively, this Agreement, the Series B SPA, the Additional Series B SPA, the Series B-1 SPA, the Memorandum and Articles and any other document or agreement in connection with the transactions contemplated herein or therein.

“United States” or “United States of America” means the United States of America.

“US$” means the legal currency of the United States of America.

1.2                               Terms Defined Elsewhere in this Agreement.  The following terms are defined in this Agreement as follows:

“Additional Series B Investor”	Preamble
“Agreement”	Preamble
“Angel Investor A”	Preamble
“Angel Investor B”	Preamble
“Angel Investor C”	Preamble
“Angel-1 Investor Parties”	Preamble
“Beijing WFOE”	Preamble
“BlackRock Investors”	Preamble
“BVI Company”	Preamble
“CFC”	Section 9.1
“Claimant”	Section 22.11
“Coffee Zero”	Section 7.2

“Code”	Section 9.1
“Competitor”	Section 4.1
“Co-Sale Notice”	Section 4.2
“Co-Sale Period”	Section 4.2
“Company”	Preamble
“Confidential Information”	Section 18.1
“Darsana Investor”	Preamble
“Dispute”	Section 22.11
“Founder”	Preamble
“Founder Parties”	Preamble
“Group Company Parties”	Preamble
“Haode Investment”	Preamble
“HK Company”	Preamble
“HKIAC”	Section 22.11
“HKIAC Rules”	Section 22.11
“Investors”	Preamble
“New Issuance Notice”	Section 5.1
“Observer”	Section 3.2(b)
“Offeree”	Section 4.2
“Offered Shares”	Section 4.2
“Ordinary Directors”	Section 3.2(b)(i)
“Oversubscription Acceptance Notice”	Section 5.1
“Oversubscription Notice”	Section 5.1
“Oversubscription Pre-emption Shares”	Section 5.1
“Party” or “Parties”	Preamble
“Permitted Transferees”	Section 4.1(d)(ii)
“PFIC”	Section 9.2
“Pingtan WFOE”	Preamble
“Pre-emption Acceptance Notice”	Section 5.1
“Pre-emption Electing Holder”	Section 5.1
“Pre-emption Period”	Section 5.1
“Pre-emption Right”	Section 5.1
“Redemption Completion Date”	Section 10.4
“Redemption Price”	Section 10.3
“Redemption Shares”	Section 10.4
“Registration Rights”	Section 17.2
“Restricted Business”	Section 7
“Representatives”	Section 18.1
“Respondent”	Section 22.11
“Right of Co-Sale”	Section 4.2
“Series A Investor A”	Preamble
“Series A Investor B”	Preamble
“Series A Investor C”	Preamble

“Series A Investor D”	Preamble
“Series A Investor Director”	Section 3.2(b)(i)
“Series A Investor E”	Preamble
“Series A Investors”	Preamble
“Series A Preference Amount”	Section 11(c)
“Series A Redemption Event”	Section 10.1
“Series A Redemption Price”	Section 10.1
“Series A SPA”	Recitals
“Series B Investor A”	Preamble
“Series B Investor B”	Preamble
“Series B Investor C”	Preamble
“Series B Investor D”	Preamble
“Series B Investor Director”	Section 3.2(b)(i)
“Series B Investor E”	Preamble
“Series B Investor F”	Preamble
“Series B Investor G”	Preamble
“Series B Investors”	Preamble
“Series B Preference Amount”	Section 11(b)
“Series B Redemption Event”	Section 10.2
“Series B Redemption Price”	Section 10.2
“Series B SPA”	Recitals
“Series B-1 Investors”	Preamble
“Series B-1 Preference Amount”	Section 11(a)
“Series B-1 Redemption Event”	Section 10.3
“Series B-1 Redemption Price”	Section 10.3
“Series B-1 SPA”	Recitals
“Shareholders’ Meeting”	Section 3.1(a)
“Selling Shareholder”	Section 4.2(a)
“Tianjin WFOE”	Preamble
“Transfer”	Section 4.1(a)
“Transfer Notice”	Section 4.2
“Transfer Price”	Section 4.2
“Transferor”	Section 4.2
“VIE Entity”	Preamble
“Xiamen WFOE”	Preamble

1.3                               Interpretation.

(a)                                 Directly or Indirectly.  The phrase “directly or indirectly” means directly, or indirectly through one or more intermediate Persons or through contractual or other arrangements, and “direct or indirect” has the correlative meaning.

(b)                                 Gender and Number.  Unless the context otherwise requires, all words (whether gender-specific or gender neutral) shall be deemed to include each of the masculine, feminine and neuter genders, and words importing the singular include the plural and vice versa,

(c)           Headings.  Headings are included for convenience only and shall not affect the construction of any provision of this Agreement.

(d)           Include not Limiting.  “Include,” “including,” “are inclusive of” and similar expressions are not expressions of limitation and shall be construed as if followed by the words “without limitation.”

(e)           Law.  References to “law” shall include all applicable laws, regulations, rules and orders of any Governmental Authority, securities exchange or other self-regulating body, any common or customary law, constitution, code, ordinance, statute or other legislative measure and any regulation, rule, treaty, order, decree or judgment and “lawful” shall be construed accordingly.

(f)            References to Documents.  A reference to any Section is, unless otherwise specified, to such Section of this Agreement.  The words “hereof,” “hereunder” and “hereto,” and words of like import, unless the context requires otherwise, refer to this Agreement as a whole and not to any particular Section hereof.  A reference to any document (including this Agreement) is to that document as amended, consolidated, supplemented, novated or replaced from time to time.

(g)           Time.  If a period of time is specified and dates from a given day or the day of a given act or event, such period shall be calculated exclusive of that duty.

(h)           Writing.  References to writing and written include any mode of reproducing words in a legible and non-transitory form including emails and faxes.

(i)            Language.  This Agreement is drawn up in the English language.  If this Agreement is translated into any language other than English, the English language text shall prevail.

(j)            Currency.  Any thresholds or limits denominated in one currency shall also mean an equivalent value denominated in any other applicable currency, unless otherwise specified.

(k)           Reference to Parties.  A reference to a Party, unless the context otherwise requires, includes a reference to that Party’s legal personal representatives, successors and permitted assigns.

2.                                      Information Rights.

2.1          Delivery of Information.

(a)           The Company shall, and the Founder Parties and Haode Investment shall cause the Company to, deliver to each Holder the following documents or reports relating to the Group in English or Chinese and in a form acceptable to the Holders and the Company:

(i)            within seventy five (75) days after the end of each fiscal year of the Company, a consolidated unaudited income statement and statement of cash flows for such fiscal year and a consolidated balance sheet as of the end of such fiscal year;

(ii)           within forty five (45) days after the end of each fiscal quarter of the Company, an operation report of the Company for such fiscal quarter, a consolidated unaudited income statement and statement cash flows for such fiscal quarter and a consolidated unaudited balance sheet as of the end of such fiscal quarter;

(iii)          before the beginning of each financial year, a proposed annual budget and business plan of the Group for such financial year.

2.2          Material Events. The Company shall, and the Founders Parties shall procure that the Company will, promptly notify the Holders of:

(i)            any actual or prospective material adverse change in the business, operations, financial position or prospects of the Group Company Parties;

(ii)           any actual, pending or threatened investigation, enquiry or disciplinary proceeding by any Governmental Authorities that the Company considers may have a material effect on the Group;

(iii)          any material violation of Applicable Laws by any Group Company Parties; or

(iv)          any matters that may materially and adversely affect the performance by the Founders or the Group Company Parties of its obligations under any of the Transaction Documents.

2.3          Inspection Right. The Company further covenants and agrees that, with prior approval of the Company, for so long as any Holder holds any Preferred Shares or Conversion Shares, such Holder shall have the right to inspect facilities, records and books of the Group Company Parties at any time during regular working hours and the right to discuss the business, operation and conditions of the Group Company Parties with their respective directors, officers, employees, accountants, legal counsel and investment bankers. The Company shall not withhold its approval without reasonable ground.

2.4          Termination of Information Rights.  The rights and covenants set forth in this Section 2 shall terminate and be of no further force or effect upon the earlier of: (a) the closing of an IPO, and (b) termination of this Agreement in accordance with Section 21.

3.                                      Corporate Governance.

3.1          General.

(a)           From and after the date hereof, each Shareholder shall vote its Shares at any regular or special meeting of Shareholders (a “Shareholders’ Meeting”), and shall take all other actions necessary, to give effect to the provisions of this Agreement, each other Transaction Document and the Memorandum and Articles.

(b)           In the event that the provisions of this Agreement conflict with any provision of the Memorandum and Articles, the provisions of this Agreement shall prevail as among the Parties, who hereby undertake to take such steps as may be necessary or desirable to amend the Memorandum and Articles to remove such conflict to the fullest extent provided by law.

3.2          Board of Directors.

(a)           Number and Composition.  The number of Directors constituting the entire Board shall be six (6) following the Closing.

(b)           Appointment of Directors and Observer.

(i)            Joy Capital shall have the right in its sole discretion to appoint one (1) Director to the Board (the “Series B Investor Director”).  Lucky Cup shall have the right in its sole discretion to appoint one (1) Director to the Board (the “Series A Investor Director”). Angel-1 Investor Parties shall have the right in their sole discretion to jointly appoint one (1) Director to the Board (the “Angel Investor Director”). Haode Investment shall have the right in its sole discretion to appoint one (1) Director to the Board (the “Haode Director”), who shall be the Chairman of the Board. The Founders shall have the right in their sole discretion to appoint two (2) Directors to the Board (the Directors appointed by the Founders, collectively, the “Ordinary Directors”).  BlackRock Investors shall have the right in its sole discretion to appoint one (1) observer who shall have rights to attend all meetings of the Board in a non-voting capacity (the “Observer”). The Founders, Haode Investment, the Angel-1 Investor Parties, Lucky Cup, Joy Capital and BlackRock Investors shall have the sole right to remove their respective Director or the Observer so appointed pursuant to the foregoing and to reappoint successor of such Director or the Observer.  To the extent required by Applicable Law, the Shareholders shall vote the Shares owned by them to elect the Series B Investor Director, Series A Investor Director, Haode Director, the Angel Investor Director, the Ordinary Directors and the Observer.  If there is a vacancy in the membership of the Board of Directors or the Observer at any time, whether due to death, resignation, removal or some other cause, the Shareholders shall cause that vacancy to be filled by a person selected by the Party or Parties that originally nominated or appointed the predecessor Director or Observer.

(c)           Removal and Replacement of Directors and Observer.

(i)            A Director or the Observer shall be removed from the Board, with or without cause, upon, and only upon, the affirmative vote of the Shareholders in accordance with this Section 3.2(c)(i).  Each Shareholder shall vote its Shares for the removal of a Director or the Observer upon the request of the Shareholder(s) that nominated or appointed such Director or the Observer pursuant to Section 3.2(b).  Otherwise, no Shareholder shall vote for the removal of a Director or the Observer.

(ii)           In the event any Director or the Observer resigns or is removed in accordance with Section 3.2(c)(i), the Shareholder(s) that appointed such Director or the Observer will have the right to appoint such Director’s or the Observer’s successor or replacement, and such successor or replacement Director or Observer shall be nominated and elected on or as soon as practicable after the date of such resignation or removal.

(d)           The Parties agree to take all necessary actions to effectuate the change of Board aforementioned including but not limited to amend and revise the Memorandum and Articles.

3.3          Board Meetings.

(a)           Frequency.  Meetings of the Board and of the boards of directors of each respective Subsidiary shall take place contemporaneously at least once every year or at such other frequency as agreed by the Board.

(b)           Notice.  A meeting may be called by any Director giving notice in writing to the other Directors and the Observer specifying the date, time and agenda for such meeting.  Not less than three (3) days’ notice shall be given to all Directors and the Observer; provided, however, that such notice period (i) shall not apply in the case of an adjourned meeting pursuant to Section 3.3(c), and (ii) may be reduced with the written consent of all of the Directors.

(c)           Quorum.  All meetings of the Board shall require a quorum of at least four (4) Directors. If such a quorum is not present within one hour from the time appointed for the meeting, the meeting shall adjourn to the same place and time seven (7) days later and, if at such adjourned meeting, such quorum is still not present, those Directors present shall be deemed a quorum and may transact the business for which the adjourned meeting was originally convened. No business shall be transacted at any Board meeting or by the Directors unless a quorum is present.

(d)           Voting.  At any Board meeting, each Director may exercise one vote.  Any Director may, by written notice to the Company Secretary, authorize another Director to attend and vote by proxy for such Director at any Board meeting.  The adoption of any resolution of the Board shall require the affirmative vote of a Simple Majority of the Directors present at a duly constituted meeting of the Board.  The Board shall not at any meeting adopt any resolution covering any matter that is not specified in the agenda for such meeting unless all Directors are present at such meeting and vote in favor of such resolution.

(e)           Telephonic Participation.  Directors and the Observer may participate in Board meetings by way of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence for purposes of the quorum provisions of Section 3.3(c).

(f)            Expenses.  The Company shall reimburse the Directors for their reasonable costs of attendance at Board meetings.

(g)           Action by Written Consent.  Any action that may be taken by the Directors at a meeting may be taken by a written resolution signed by all of the Directors.

3.4          Protective Provisions.

(a)           In addition to any other vote or consent required in this Agreement or the Memorandum and Articles or by the Applicable Laws, and unless otherwise provided in the Transaction Documents, the Founder Parties and the Company shall ensure that the Company and/or the Group Companies (as the case may be) shall not take any of the following actions without the prior approval of the Simple Majority of Directors of the Company with respect to such matters as follows:

(i)            the liquidation, dissolution or winding up or merger of the Company with or into any other Person or the occurrence of a Liquidation Event;

(ii)           any increase or decrease of the share capital or registered capital of the Company or the issue of options or other securities convertible or exchangeable for the share capital or registered capital of the Company, other than the redemption or repurchase of the Preferred Shares in accordance with their terms and Section 10;

(iii)          approve, permit or cause the Company to effect any merger with any Person, or be acquired by any Person;

(iv)          any provision of any guarantee or Lien over the assets of the Company, other than the guarantee provided for the purpose of the daily operation of the Company;

(v)           appointment, removal and replacement of the CEO and CFO of any Group Company;

(vi)          any appointment or change in the auditors of the Company, and

(vii)         sale, transfer or otherwise dispose of all or substantially all of the assets of the Company (for the avoidance of doubt, including the equity interest and assets of the Significant Group Companies, taken as a whole, when deciding whether the assets sold or disposed of constitute all or substantially all of the assets of the Company).

(b)           In addition to any other vote or consent required in this Agreement or the Memorandum and Articles or by the Applicable Laws, and unless otherwise provided in the Transaction Documents, the Founder Parties, Haode Investment and the Company shall ensure that the Company and/or the Group Companies (as the case may be) shall not take any of the following actions without the prior approval of the Holders holding more than 60% of the Preferred Shares (for the avoidance of doubt, various classes of Preferred Shares are voting together as a single class and on an as converted basis) with respect to such matters as follows:

(i)            any amendment or change of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of any Preferred Shares or any holders of the Preferred Shares, provided that, prior approval of the Holders holding more than 60% of each class of Preferred Shares shall be obtained with respect to any amendment or change of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of such class of Preferred Shares;

(ii)           to declare, issue, make, or pay any dividend or other distribution on any Equity Securities of the Company; approve, amend or alter any policy concerning any dividend or other distribution on any Equity Securities of the Company;

(iii)          change of the principal business of the Group;

(iv)          any redemption or repurchase of the Shares, Option Shares or other Equity Securities by the Company, other than the redemption or repurchase of the Preferred Shares in accordance with their terms and Section 10;

(v)           licensing or otherwise transfer of the core trademarks of the Group to a third party; and

(vi)          any entry into, amendment to or termination of any Control Documents.

4.                                      Prohibition on Transfer of Shares and Right of Co-Sale.

4.1          Prohibition on Transfer of Shares.

(a)           Each Founder Party’s Ordinary Shares and Haode Investment’s Angel-2 Shares.  Notwithstanding the other terms of this Agreement, until an IPO, no Founder Party or Haode Investment shall directly or indirectly sell, assign, transfer, pledge hypothecate, or otherwise encumber or dispose of in any way (the “Transfer”) all or any part of any interest in the Equity Securities now or hereafter beneficially owned or held by it/him/her, except with the prior Preferred Majority Consent in writing and in accordance with this Section 4; provided however that, in the event a Founder Party or Haode Investment pledges or creates security interest over all or any part of any interest in the Equity Securities now or hereafter beneficially owned or held by it/him/her to any financial institution(s) for the purpose of securing any debt financing provided by such financial institution(s) to the Company in connection with the business of the Company, then such pledge or creation of security interest shall not require the prior Preferred Majority Consent or in any way be subject to this Section 4.1(a).

(b)           Investor Shares.  Notwithstanding the other terms of this Agreement, until an IPO, no Investor or its Affiliates shall Transfer all or any part of any interest in the Equity Securities now or hereafter beneficially owned or held by it/him/her to any Competitor of the Company, except with the prior written consent of the Company and in accordance with this Section 4. For the purpose of this Section 4.1(b) and Section 7.2, a “Competitor” of the Company shall mean a company that have legally used any trademark as set forth in EXHIBIT B in its business, which may be updated by the Company quarterly, provided that any trademark added to EXHIBIT B must, in the good faith and reasonable determination of the Company, be used by a company whose main business in the PRC relates to coffee product and directly competes with the business of the Group in the PRC. In the case of any Transfer of Equity Securities by an Investor, the relevant transferee may be assigned the rights and become bound by the obligations arising from this Agreement as an Investor and/or Shareholder (as applicable) by executing a deed in the form of EXHIBIT A attached hereto and furnishing it to the Company and the other Investors.

(c)           Prohibited Transfers Void.  Any Transfer of Equity Securities not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Company and shall not be recognized by the Company.

(d)           Permitted Transfers.  Notwithstanding the foregoing, the provisions of this Section 4.1 and Section 4.2 shall not apply to the following:

(i)            any Transfer by the Founder of the beneficial interests in any Ordinary Shares or any Transfer by Haode Investment of the beneficial interests in any Angel-2 Shares to the Affiliate or Relatives or to trusts for the benefit of such foregoing Persons;

(ii)           any Transfer by the Founder or Haode Investment to any of its Affiliates, Relatives or entities Controlled by such Affiliates or Relatives; and

(iii)          any Transfer of Ordinary Shares by a Founder Party and/or Angel-2 Shares by Haode Investment in a single transaction does not exceed 0.5% of the Company’s outstanding shares as of the date of this Agreement (on a Fully-Diluted Basis) and does not, cumulatively together with all prior Transfers of Shares by the Founder Parties and Haode Investment in the twelve (12)-month period immediately prior to such Transfer, exceed in aggregate 3% of the Company’s total outstanding shares as of the date of this Agreement (on a Fully-diluted Basis), (transferees pursuant to clauses (i), (ii) and (iii), collectively, the “Permitted Transferees”)

provided that (A) the Founder and Haode Investment shall inform the Investors each such transfer prior to effecting it and (B) in the case of any Transfer effected under this Section 4.1(d), the transferee shall furnish the Investors with a deed in the form of EXHIBIT A attached hereto, confirming to the other Shareholders that it shall be bound by and comply with all provisions of this Agreement as a Shareholder.

4.2          Right of Co-Sale.

(a)           Subject to the above Section 4.1, if at any time a Founder Party or Haode Investment (the “Transferor”) proposes to Transfer any Equity Securities that are beneficially owned or held by the Transferor to any Person other than a Permitted Transferee, pursuant to a bona fide offer received from such third party (the “Proposed Transferee”), the Transferor shall promptly send a written notice (the “Transfer Notice”) to each Holder (each an “Offeree”) stating (i) the number of Shares proposed to be Transferred (the “Offered Shares”); (ii) the proposed purchase price per Share (the “Transfer Price”) in US$ in respect of such Transfer; (iii) the material terms and conditions of such Transfer.  Each Holder shall have the right (but not the obligation) (the “Right of Co-Sale”) to participate in such Transfer and transfer simultaneously with the Transferor to the Proposed Transferee its Equity Securities in accordance with this Section 4.2.The Offeree may exercise its right (such exercising Offeree, the “Selling Shareholder”) under this Section 4.2 by providing a written notice (the “Co-Sale Notice”) to the Transferor within ten (10) Business Days after receipt of the Transfer Notice (the “Co-Sale Period”), and such notice delivered to the Transferor shall indicate the number of Equity Securities such Selling Shareholder wishes to sell by exercising its right under this Section 4.2.

(b)           To the extent one (1) or more of the Holders exercise the Right of Co-sale in accordance with the terms and conditions set forth below, the number of Equity Securities that the Transferor may sell in the Transfer shall be correspondingly reduced.

(c)           Each Selling Shareholder may elect to sell up to such number of Equity Securities equal to (on a Fully-Diluted Basis) the product obtained by multiplying (i) the aggregate number of the Offered Shares being transferred by (ii) a fraction, the numerator of which is the number of Equity Securities held by the Selling Shareholders on the date of the Transfer Notice, and the denominator of which is the total number of Equity Securities held by the Transferor and all Selling Shareholders on the date of the Transfer Notice, provided that if as a result of the proposed Transfer, the Founder Parties, Haode Investment and the Angel-1 Investor Parties would collectively lose Control over the Company, each Offeree may elect to sell up to all of the Equity Securities then held by such Offeree.

(d)           Each Selling Shareholder shall effect its participation in the sale by promptly delivering to the Transferor for transfer to the prospective purchaser one (1) or more certificates, properly endorsed for transfer, which represent the type and number of Equity Securities which such Selling Shareholder elects to sell; provided, however that if the prospective third-party purchaser objects to the delivery of Equity Securities in lieu of Ordinary Shares, such Selling Shareholder shall convert such Equity Securities into Ordinary Shares and deliver certificates corresponding to such Ordinary Shares.  The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser and contingent on such transfer.

(e)           The share certificate or certificates that a Selling Shareholder delivers to the Transferor pursuant to Section 4.2(d) shall be delivered to the Proposed Transferee in consummation of the sale of Equity Securities pursuant to the terms and conditions specified in the Transfer Notice, and the Transferor shall concurrently therewith remit to such Selling Shareholder that portion of the sale proceeds to which such Selling Shareholder is entitled by reason of its participation in such sale.

(f)            To the extent that any Proposed Transferee prohibits the participation of a Selling Shareholder exercising its co-sale rights hereunder in a proposed Transfer or otherwise refuses to purchase shares or other securities from a Selling Shareholder exercising its Right of Co-Sale hereunder, the Transferor shall not sell to such Proposed Transferee any Equity Securities unless and until, simultaneously with such sale, the Transferor shall purchase such Equity Securities from such Selling Shareholder for the same consideration and on the same terms and conditions as the proposed transfer described in the Transfer Notice.

4.3          Non-Exercise of Rights.

(a)           Subject to any other applicable restrictions on the sale of such shares, to the extent that any Selling Shareholder has not exercised its Right of Co-Sale in the sale of the Offered Shares within the time periods specified in Section 4.2, the Transferor shall have a period of sixty (60) days from the expiration of the Co-Sale Period to sell (and if any Selling Shareholder elects to exercise its Right of Co-Sale, simultaneously with such Selling Shareholder’s sale of its Equity Securities to the Proposed Transferee, or the Transferor’s purchase of the Equity Securities from such Selling Shareholders in accordance with Section 4.2) the Offered Shares to the Proposed Transferee upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice.

(b)           In the event the Transferor does not consummate the sale or disposition of the Offered Shares within sixty (60) days after the expiration of the Co-Sale Period, the Selling Shareholders’ Right of Co-Sale shall be deemed to be revived and such Offered Shares shall not be offered or otherwise made subject to any Transfer until and unless first reoffered to the Holders in accordance with the terms of this Agreement.

(c)           The exercise or non-exercise of the Right of Co-Sale of the Selling Shareholders under Sections 4.2 and 4.3 to participate in the sale of Equity Securities by a Founder Party or Haode Investment shall not adversely affect their rights to subsequently participate in sales of Equity Securities by any Founder Party or Haode Investment.

4.4          For the avoidance of doubt and notwithstanding anything to the contrary in the Transaction Documents, the Parties agree that the Series A Preferred Shares held by Haode Investment shall not be subject to this Section 4.

5.             Pre-emption Rights.

5.1          Pre-emption Rights

(a)           The Company shall, and the Founder Parties and Haode Investment shall procure the Company to, take, or cause to be taken, all actions, and to do, or cause to be done all things necessary to ensure (including voting its Shares which it owns) that each Shareholder has a pre-emption right with respect to any future issue or sale by the Company of any New Securities on the terms set out in this Section 5 (the “Pre-emption Right”). Each Shareholder is entitled to elect to exercise the Pre-emption Right itself or to designate another Person Controlled by such Shareholder to exercise the Pre-emption Right.

(b)           If the Company proposes to issue or sell any New Securities, the Company shall provide a written notice (the “New Issuance Notice”) to each Shareholder setting out (i) the number and type of Equity Securities the New Securities proposed to be issued or sold by the Company; and (ii) the price and other material terms of the proposed issue or sale.

(c)           Each Shareholder shall have the right (but not the obligation) to subscribe for or purchase, at the price and on the terms specified in the New Issuance Notice, up to such number of New Securities to be issued or sold determined by multiplying (i) the total number of the New Securities, by a fraction, the numerator of which is the number of Shares held by or issuable to such Shareholder (on a Fully-Diluted Basis), and the denominator of which is the aggregate number of Shares held by or issuable to all Shareholders (on a Fully-Diluted Basis).

(d)           Each Shareholder may exercise its Pre-emption Right by giving the Company written notice (the “Pre-emption Acceptance Notice”) within ten (10) Business Days from the date of receipt of the Pre-emption Notice (the “Pre-emption Period”) specifying the number of New Securities that it accepts to subscribe for or purchase. The failure by a Shareholder to give a Pre-emption Acceptance Notice within the Pre-emption Period shall be deemed to be a waiver of such Shareholder’s Pre-emption Right.

(e)           In the event that one or more Shareholder fail to fully exercise its Pre-emption Right, or decline or is deemed pursuant to Section 5.1(d) to have waived its Pre-emption Right, the Company shall give written notice (the “Oversubscription Notice”) to each Shareholder electing to fully exercise its Pre-emption Right (a “Pre-emption Electing Shareholder”) within five (5) Business Days of the expiry of the Pre-emption Period specifying the number of the remaining New Securities (the “Oversubscription Pre-emption Shares”).  Each Pre-emption Electing Shareholder shall have the right (but not the obligation) to subscribe for or purchase all or part of the Oversubscription Pre-emption Shares by giving the Company written notice (the “Oversubscription Acceptance Notice”) within five (5) Business Days of the receipt of the Oversubscription Notice, provided that if the aggregate number of Oversubscription Pre-emption Shares that the Pre-emption Electing Shareholder have indicated a willingness to subscribe for or purchase in their Oversubscription Acceptance Notice exceeds the actual number of Oversubscription Pre-emption Shares, the Oversubscription Pre-emption Shares shall be allocated to the Pre-emption Electing Shareholder on a pro-rata basis, being a fraction, the numerator of which is the number of Shares held by or issuable to such Pre-emption Electing Shareholder (on a Fully-Diluted Basis), and the denominator of which is the aggregate number of Shares held by or issuable to all Pre-emption Electing Shareholders who have submitted an Oversubscription Acceptance Notice (on a Fully-Diluted Basis).

(f)            If, within the Pre-emption Period, any Shareholder fails to fully exercise or elects not to exercise the Pre-emption Right, subject to Section 5.1 and upon the approval of the Board, the Company shall be free to issue or sell the remaining number of unsubscribed New Securities on terms equal to or no more favourable than the terms set out in the New Issuance Notice, provided such issue or sale is completed within three (3) months of the date of the New Issuance Notice.

6.             Assignments and Transfers; Third Party Beneficiaries.  This Agreement and the rights and obligations of the Parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, permitted assigns and legal representatives, but shall not otherwise be for the benefit of any third party.  The Shares and rights and obligations attached thereto of any Holder, Haode Investment or Angel-1 Investor Party hereunder shall be assignable to (i) an Affiliate of such Holder, Haode Investment or Angel-1 Investor Party, or, in addition to such Affiliates, (ii) to any other assignee or transferee to whom such Holder, Haode Investment or Angel-1 Investor Party transfers at least five percent (5%) of the Equity Securities originally owned by such Holder, Haode Investment or Angel-1 Investor Party at the Closing, provided that such transferee agrees in writing to be bound by the terms of this Agreement.  This Agreement and the rights and obligations of any Party hereunder shall not otherwise be assigned without the mutual written consent of the other Parties. Except as otherwise expressly provided in this Agreement, nothing expressed or referred to in this Agreement will be construed to give any Person other than the Parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement. For the avoidance of doubt, the terms of this Agreement are not intended to be enforceable by virtue of the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong) by any person who is not a Party to this Agreement.

7.             Non-compete.

7.1          Without the prior written consent of the Investors, so long as a Founder Party, Haode Investment or an Angel-1 Investor Party is a director, officer, employee or a direct or indirect holder of any Ordinary Share or Angel Share of a Group Company and for a period of two (2) years after a Founder Party, Haode Investment or an Angel-1 Investor Party is no longer a director, officer, employee or a direct or indirect holder of any Ordinary Share or Angel Share of a Group Company, each Founder Party, Haode Investment and each Angel-1 Investor Party shall not, and shall cause his Affiliate or associate not to, directly or indirectly, (i) own, manage, engage in, operate, control, work for, consult with, render services for, do business with, or participate in the management, operation or control of, any business, whether in corporate, proprietorship or partnership form or otherwise, that competes with the Group Companies (a “Restricted Business”); (ii) canvass or solicit any Person who is or has been at any time a supplier or licensor of any Group Company for the purpose of inducing any such Person to terminate its business relationship with such Group Company, or (iii) solicit or entice away or endeavor to solicit or entice away any director, officer, consultant or employee of any Group Company.  The Founder Parties, Haode Investment and Angel-1 Investor Parties expressly agree that the limitations set forth in this Section 7 are reasonably tailored and reasonably necessary in light of the circumstances.  Furthermore, if any provision of this Section 7 is more restrictive than permitted by the Laws of any jurisdiction in which a Party seeks enforcement thereof, then this Section 7 will be enforced to the greatest extent permitted by Law.  Each of the undertakings contained in this Section 7 shall be enforceable by each Group Company and the Investors separately and independently of the right of the other Parties.

7.2          Each Investor agrees and covenants to the Company that from the Closing Date, unless otherwise agreed with the Company in writing, so long as such Investor or any of its Affiliates holds any shares of the Company, such Investor and its Affiliates shall not directly or indirectly hold any Equity Securities of the Competitors of the Company. The Company agrees that Joy Capital’s holding of the Equity Securities of 零点空间科技(北京)有限公司(the “Coffee Zero”) as of the date of this Agreement and Joy Capital’s follow up equity investment in Coffee Zero and its Affiliates shall not be subject to this Section 7.2. The Company agrees that Carob Investment Pte Ltd’s respective Affiliates shall be limited to GIC Private Limited’s Funds and Co-Investment Group, and that their and their Affiliates’ passive investments and co-investments in any Competitors through professional managed funds or together with their respective fund managers shall not be subject to this Section 7.2.  Notwithstanding anything to the contrary, the Company agrees that (i) for the purpose of the first sentence of this Section 7.2, the “Affiliates” of each of Lucky Cup and Fortunate Cup shall only include Centurium Capital Partners 2018, L.P. and its Affiliates Controlled by it, and (ii) in no event shall the first sentence of this Section 7.2 be applicable to any portfolio company in which Lucky Cup, Fortunate Cup or their respective Affiliates invest or may invest.

8.             Compliance and Anti-bribery and Anti-Money Laundering Undertakings. Each of the Company, the Founder Parties, Haode Investment and the Angel-1 Investor Parties undertakes to the Investors to ensure that each Group Company Parties shall conduct its business in compliance with all Applicable Laws in all material respects.  Each of the Company, the Founder Parties, Haode Investment and the Angel-1 Investor Parties undertakes to the Investors to procure that (a) each Group Company Party is at all times in compliance with applicable Anti-Bribery Laws and Anti-Money Laundering Laws; and (b) each Group Company Party shall not take any action, and procure that none of their respective Agents take any action, directly or indirectly, which would expose the Investor or any of its Affiliates to the risk of being exposed to an offence for violation of any applicable Anti-Bribery Laws and Anti-Money Laundering Laws.

9.             Tax Matters.

9.1          The Company shall not, without the written consent of the Investors, issue or transfer securities in the Company to any investor if following such issuance or transfer the Company, in the determination of counsel or accountants for any Investor, would be a “Controlled Foreign Corporation” (the “CFC”) as defined in the U.S. Internal Revenue Code of 1986, as amended (or any successor thereto) (the “Code”) with respect to the securities held by investor.  In addition, the Company shall provide each Investor with access to such other Company information as may be required by such Investor to determine the Company’s status as a CFC to determine whether such Investor is required to report its pro rata portion of the Company’s “Subpart F income” (as defined in Section 952 of the Code) on its United States federal income tax return, or to allow such Investor to otherwise comply with applicable United States federal income tax laws.  In the event that the Company is determined by the Company’s tax advisors or by counsel or accountants for any Investor to be a CFC with respect to the securities held by such Investor, the Company agrees to use commercially reasonable efforts to avoid generating Subpart F income.

9.2          The Company will not be at any time during the calendar year in which the Closing occurs a “passive foreign investment company” within the meaning of Section 1297 of the Code (a “PFIC”).  The Company shall use its best efforts to avoid being a PFIC.

9.3          The Company shall take such actions, including making an election to be treated as a corporation or refraining from making an election to be treated as a partnership, as may be required to ensure that at all times the Company is treated as corporation for United States federal income tax purposes.

9.4          The Investor shall make due inquiry with its tax advisors regarding whether such Investor’s interest in the Company is subject to the reporting requirements of either or both of Sections 6038 and 6038B (and the Company shall cooperate with such Investor to provide necessary information for such determination), and in the event that any Investor’s tax advisors determine that such Investor’s interest in the Company is subject to any such reporting requirements, the Company agrees, upon a request from such Investor, to provide such information to such Investor as may be necessary to fulfill such Investor’s obligations thereunder.

10.          Redemption.

10.1        Series A Preferred Shares Redemption Event and Redemption Price.  At any time after the failure by the Company to complete an IPO within five (5) years following the Series A Closing Date (a “Series A Redemption Event”), each Series A Preferred Share shall be redeemable at the option of the Series A Holder thereof, out of funds legally available therefor, at a redemption price per Series A Preferred Share (the “Series A Redemption Price”) that shall equal the aggregate of:

(a)           one hundred percent (100%) of the applicable Series A Issue Price;

(b)           all accrued but unpaid dividends thereon up to the date of actual payment of the entire Series A Redemption Price; and

(c)           the amount that would give a simple annual rate of return (taking into account the amount of the above sub-section (b)) of twelve percent (12%) on each such Series A

Preferred Share in respect of the Series A Issue Price calculated from the Series A Closing Date up to and including the date of actual payment of the entire Series A Redemption Price in respect of each such Series A Preferred Share, in each case, proportionally adjusted for share subdivisions, share dividends, reorganizations, reclassifications, consolidations or mergers.

10.2        Series B Preferred Shares Redemption Event and Redemption Price.  At any time after (i) the failure by the Company to complete an IPO within five (5) years following the Series B Closing Date (for avoidance of doubt, with respect to Additional Series B Investor, such date shall also be the Series B Closing Date) or (ii) any Series A Holder has exercised its redemption right under Section 10.1 (each, a “Series B Redemption Event”), each Series B Preferred Share shall be redeemable at the option of the Series B Holder thereof, out of funds legally available therefor, at a redemption price per Series B Preferred Share (the “Series B Redemption Price”) that shall equal the aggregate of:

(a)           one hundred percent (100%) of the applicable Series B Issue Price;

(b)           all accrued but unpaid dividends thereon up to the date of actual payment of the entire Series B Redemption Price; and

(c)           the amount that would give a simple annual rate of return (taking into account the amount of the above sub-section (b)) of twelve percent (12%) on each such Series B Preferred Share in respect of the Series B Issue Price calculated from the Series B Closing Date (for avoidance of doubt, with respect to Additional Series B Investor, such amount shall also be calculated from the Series B Closing Date) up to and including the date of actual payment of the entire Series B Redemption Price in respect of each such Series B Preferred Share, in each case, proportionally adjusted for share subdivisions, share dividends, reorganizations, reclassifications, consolidations or mergers.

10.3        Series B-1 Preferred Shares Redemption Event and Redemption Price.  At any time after (i) the failure by the Company to complete an IPO within five (5) years following the applicable Series B-1 Closing Date, (ii) any Series A Holder has exercised its redemption right under Section 10.1, or (iii) any Series B Holder has exercised its redemption right under Section 10.2 (each, a “Series B-1 Redemption Event”), each Series B-1 Preferred Share shall be redeemable at the option of the Series B-1 Holder thereof, out of funds legally available therefor, at a redemption price per Series B-1 Preferred Share (the “Series B-1 Redemption Price”, the Series B-1 Redemption Price, the Series B Redemption Price or the Series A Redemption Price, the “Redemption Price”) that shall equal the aggregate of:

(a)           one hundred percent (100%) of the applicable Series B-1 Issue Price;

(b)           all accrued but unpaid dividends thereon up to the date of actual payment of the entire Series B-1 Redemption Price; and

(c)           the amount that would give a simple annual rate of return (taking into account the amount of the above sub-section (b)) of twelve percent (12%) on each such Series B-

1 Preferred Share in respect of the applicable Series B-1 Issue Price calculated from the applicable Series B-1 Closing Date up to and including the date of actual payment of the entire Series B-1 Redemption Price in respect of each such Series B-1 Preferred Share, in each case, proportionally adjusted for share subdivisions, share dividends, reorganizations, reclassifications, consolidations or mergers.

10.4        Redemption and Put. At any time after a Series A Redemption Event, each Series A Holder shall be entitled to, at any time after a Series B Redemption Event, each Series B Holder shall be entitled to, and at any time after a Series B-1 Redemption Event, each Series B-1 Holder shall be entitled to, at its option, require the Company to redeem or repurchase, or request the Founder Parties, Haode Investment (on a jointly basis) to purchase, and the Company, Haode Investment and the Founder Parties are obligated to, redeem, repurchase or purchase such Holder’s Preferred Shares at the applicable Redemption Price. A holder of Preferred Shares may exercise the foregoing redemption or put right by giving a written notice to the Company, Haode Investment and the Founder Parties specifying the number and type of Preferred Shares to be redeemed or sold (the “Redemption Shares”) and the date on which the redemption or sale of such Preferred Shares is to be completed (the “Redemption Completion Date”), being a date that is at least thirty (30) days after the date of such written notice. At the option of such holder, the Company is obligated to redeem the Redemption Shares at the applicable Redemption Price of such Redemption Shares in accordance with this Agreement and the Memorandum of Articles, and the Founder Parties and Haode Investment shall be obliged to purchase all of such Redemption Shares at the applicable Redemption Price of such Redemption Shares on the terms of this Section 10, and shall pay the aggregate Redemption Price to such holder in cash by wire transfer of immediately available funds in US$ to the bank account designated by such holder.

11.          Liquidation Preferences. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any other Liquidation Event, and subject to the provisions of the Applicable Laws:

(a)           Before any distribution or payment shall be made to the holders of any Ordinary Shares, Angel Shares, Series A Preferred Shares and Series B Preferred Shares, each holder of Series B-1 Preferred Shares shall be entitled to receive, on a pari passu basis, an amount per Series B-1 Preferred Share then held by such holder (the “Series B-1 Preference Amount”) equal to the aggregate of:

(A) one hundred percent (100%) of the applicable Series B-1 Issue Price;

(B) all accrued but unpaid dividends thereon up to the date of actual payment of the entire Series B-1 Preference Amount; and

(C) the amount that would give a simple annual rate of return (taking into account the amount of the above sub-section (B)) of twelve percent (12%) on each such Series B-1 Preferred Share in respect of the applicable Series B-1 Issue Price calculated from the applicable  Series B-1 Closing Date up to and including the date of actual payment of the entire Series B-1 Preference Amount in respect of each such Series B-1 Preferred Share, in each case, proportionally adjusted for share subdivisions, share dividends, reorganizations, reclassifications, consolidations or mergers.

If, upon any such Liquidation Event, the assets of the Company shall be insufficient to make payment of the foregoing Series B-1 Preference Amount in full on all Series B-1 Preferred Shares, then such assets shall be distributed among the holders of Series B-1 Preferred Shares, ratably in proportion to the full amounts to which they would otherwise be respectively entitled pursuant to this subparagraph (a).

(b)           After payment of the Series B-1 Preference Amount in full pursuant to subparagraph (a) above, and before any distribution or payment shall be made to the holders of any Ordinary Shares, Angel Shares and Series A Preferred Shares, each holder of Series B Preferred Shares shall be entitled to receive, on a pari passu basis, an amount per Series B Preferred Share then held by such holder (the “Series B Preference Amount”) equal to the aggregate of:

(A) one hundred percent (100%) of the applicable Series B Issue Price;

(B) all accrued but unpaid dividends thereon up to the date of actual payment of the entire Series B Preference Amount; and

(C) the amount that would give a simple annual rate of return (taking into account the amount of the above sub-section (B)) of twelve percent (12%) on each such Series B Preferred Share in respect of the Series B Issue Price calculated from the Series B Closing Date (for avoidance of doubt, with respect to Additional Series B Investor, such amount shall also be calculated from the Series B Closing Date) up to and including the date of actual payment of the entire Series B Preference Amount in respect of each such Series B Preferred Share, in each case, proportionally adjusted for share subdivisions, share dividends, reorganizations, reclassifications, consolidations or mergers.

If, upon any such Liquidation Event, the assets of the Company shall be insufficient to make payment of the foregoing Series B Preference Amount in full on all Series B Preferred Shares, then such assets shall be distributed among the holders of Series B Preferred Shares, ratably in proportion to the full amounts to which they would otherwise be respectively entitled pursuant to this subparagraph (b).

(c)           After payment of the Series B-1 Preference Amount in full pursuant to subparagraph (a) above and the Series B Preference Amount in full pursuant to subparagraph (b) above, and before any distribution or payment shall be made to the holders of any Ordinary Shares and Angel Shares, each holder of Series A Preferred Shares shall be entitled to receive, on a pari passu basis, an amount per Series A Preferred Share then held by such holder (the “Series A Preference Amount”) equal to the aggregate of:

(A) one hundred percent (100%) of the applicable Series A Issue Price;

(B) all accrued but unpaid dividends thereon up to the date of actual payment of the entire Series A Preference Amount; and

(C) the amount that would give a simple annual rate of return (taking into account the amount of the above sub-section (B)) of twelve percent (12%) on each such Series A Preferred Share in respect of the Series A Issue Price calculated from the Series A Closing Date up to and including the date of actual payment of the entire Series A Preference Amount in respect of each such Series A Preferred Share, in each case, proportionally adjusted for share subdivisions, share dividends, reorganizations, reclassifications, consolidations or mergers.

If, upon any such liquidation, the assets of the Company shall be insufficient to make payment of the foregoing Series A Preference Amount in full on all Series A Preferred Shares, then such assets shall be distributed among the holders of Series A Preferred Shares, ratably in proportion to the full amounts to which they would otherwise be respectively entitled pursuant to this subparagraph (c).

(d)           After distribution or payment in full of the amount distributable or payable on the Preferred Shares pursuant to Section 11(a), Section 11(b) and Section 11(c), the remaining assets of the Company available for distribution to the Shareholders shall be distributed ratably among the holders of the outstanding Preferred Shares (treating for this Section 11(d) all Preferred Shares as if they had been converted to Ordinary Shares immediately prior to such liquidation, dissolution or winding up of the Company or other Liquidation Event), the outstanding Ordinary Shares and Angel Shares.

12.          Voting Rights. The holders of the Preferred Shares shall have the voting rights described in the Memorandum and Articles.

13.          Share Dividends. The Company shall distribute and pay, and the holders of the Preferred Shares shall be entitled to receive, the dividends or other distributions on Shares on a pro rata basis with all outstanding Shares of the Company entitled to dividends (treating for this section all Preferred Shares as if they had been converted to Ordinary Shares immediately prior to such declaration and payment of dividends or other distributions), after declaration by the Company of any dividends or other distributions.

14.          Conversion Rights. The holders of the Preferred Shares and Angel Shares shall have the rights described in the Memorandum and Articles with respect to the conversion of the Preferred Shares into Ordinary Shares. The “Series A Conversion Price” shall initially equal the Series A Issue Price, and shall be adjusted in the split of shares, declaration of dividends, capital reorganization or similar events from time to time as provided in the Memorandum and Articles.  For the avoidance of doubt, the initial conversion ratio for Series A Preferred Shares to Ordinary Shares shall be 1:1.  The “Series B Conversion Price” shall initially equal the Series B Issue Price, and shall be adjusted in the split of shares, declaration of dividends, capital reorganization or similar events from time to time as provided in the Memorandum and Articles.  For the avoidance of doubt, the initial conversion ratio for Series B Preferred Shares to Ordinary Shares shall be 1:1.  The “Series B-1 Conversion Price” shall initially equal the applicable Series B-1 Issue Price, and shall be adjusted in the split of shares, declaration of dividends, capital reorganization or similar events from time to time as provided in the Memorandum and Articles.  For the avoidance of doubt, the initial conversion ratio for Series B-1 Preferred Shares to Ordinary Shares shall be 1:1.

15.          Anti-Dilution.  In the event the Company shall at any time after the Closing issue New Securities for a consideration or deemed consideration per Ordinary Share less than the then current applicable Series A Conversion Price, applicable Series B Conversion Price or applicable Series B-1 Conversion Price, then such Series A Conversion Price, Series B Conversion Price or Series B-1 Conversion Price then in effect shall be reduced to the price determined as set forth below:

CP2 = CP1 * (A+B)/(A+C)

WHERE:

CP2 = the new Series A Conversion Price, the new Series B Conversion Price or the new Series B-1 Conversion Price effective upon the issuance of the New Securities, as applicable

CP1 = the Series A Conversion Price, the Series B Conversion Price or the Series B-1 Conversion Price in effect immediately before the issuance of the New Securities, as applicable

A = the total outstanding Ordinary Shares and Angel Shares immediately before the issuance of the New Securities (including the total outstanding Ordinary Shares, Angel Shares, and Preferred Shares on an as converted basis and all outstanding options or warrants and other convertible securities on an as-exercised basis),

B = the total consideration received for the issuance or sale of the New Securities divided by CP1, and

C = the number of New Securities issued or sold or deemed issued or sold.

16.          No Distribution to Shareholders Under Certain Circumstances.  The Parties agree and acknowledge that, before a Shareholder fully pays up its subscription price for all the Equity Securities in a Group Company registered under its name, no distribution of any monies shall be made by any Group Company to such Shareholder or its successors or transferees, whether in the form of dividends, liquidation proceeds, proceeds from a sale of assets of the Group, redemption amount or otherwise.

17.                               IPO

17.1        Obligation to consummate an IPO.  The Company shall, and the Founder Parties and Haode Investment shall procure that the Company will use its best efforts and take all necessary actions to consummate an IPO, as soon as practicable and in any case, on or before the fifth (5th) anniversary of the Series A Closing Date.

17.2        Registration Rights.  In connection with an initial public listing on an exchange in the United States, the Company hereby grants to the Shareholders such registration rights as set forth in Schedule II.

18.                               Confidentiality.

18.1        General Obligation.  Each Party undertakes to the other Parties that it shall not reveal, and that it shall procure that its respective directors, equity interest holders, current or prospective partners, prospective transferees, members, advisors and bankers, officers, employees, agents, consultants, auditors and professional advisors (collectively, “Representatives”) do not reveal, to any third party any Confidential Information without the prior written consent of the Company or the concerned Party, as the case may be, or use any Confidential Information in such manner that is detrimental to the Company or the concerned Party, as the case may be.  The term “Confidential Information” as used in this Section 18 means, (a) any information concerning the organization, business, technology, safety records, investment, finance, transactions or affairs of any Party or any Group Company or any of their respective directors, officers or employees (whether conveyed in written, oral or in any other form and whether such information is furnished before, on or after the date of this Agreement); (b) the terms of this Agreement and the terms of any of the other Transaction Documents, and the identities of the Parties and their respective Affiliates; and (c) any other information or materials prepared by a Party or any Group Companies or its Representatives that contains or otherwise reflects, or is generated from, Confidential Information.  The Group Company Parties, the Founder Parties and Haode Investment shall procure that each of the other Group Companies shall procure that the director appointed by it, respectively, shall comply with the obligations set forth in this Section 18 as if each were a Party to this Agreement.

18.2        Exceptions.  The provisions of Section 18.1 shall not apply to:

(a)           disclosure of Confidential Information that is or becomes generally available to the public other than as a result of disclosure by or at the direction of a Party or any of the Representatives in violation of this Agreement;

(b)           disclosure by a Party to a Representative; provided that such Representative (i) is under a similar obligation of confidentiality or (ii) is otherwise under a binding professional obligation of confidentiality;

(c)           disclosure by a Party to its Affiliates and their respective Representatives; provided that each such Affiliate and Representative (i) is under a similar obligation of confidentiality or (ii) is otherwise under a binding professional obligation of confidentiality;

(d)           disclosure, after giving prior notice to the other Parties to the extent practicable under the circumstances and subject to any practicable arrangements to protect confidentiality, to the extent required under the rules of any stock exchange on which the shares of a Party or its parent company are listed or by Applicable Laws or governmental regulations or judicial or regulatory process or in connection with any judicial process regarding any legal action, suit or proceeding arising out of or relating to this Agreement;

(e)           disclosure by Investors or its Affiliates of Confidential Information to any Person to whom the Investors or its Affiliate intend to transfer their Equity Securities in the Group (provided that such Person has been informed of the confidential nature of the information being disclosed and has agreed to maintain the confidentiality of such information); or

(f)            disclosure by the Company of any information required by any Governmental Authority or the Company’s underwriter to be disclosed in connection with an IPO.

18.3        Publicity.  Except as required by law, by any Governmental Authority, by any relevant stock exchange on which the shares of Investors are listed or otherwise agreed by all the Parties, no press release or public announcement concerning the relationship or involvement of the Parties shall be made by any Party without the prior written consent of all the other Parties.  The Group Companies, the Founder Parties and Haode Investment shall procure that none of the Group Companies shall, issue a press release or make any public announcement or other public disclosure with respect to any of the transactions contemplated herein, or use the name of the Investors or any of its respective Affiliates without obtaining in each instance the prior written consent of the Investors. The Investors shall not issue a press release or make any public announcement or other public disclosure with respect to any of the transactions contemplated herein, or use the name of the Group Company Parties, the Founder Parties, Haode Investment and the Angel-1 Investor Parties or any of its respective Affiliates without obtaining in each instance the prior written consent of the Company.

19.          Effect of Change in Company’s Capital Structure.  With respect to the calculation of Equity Securities and Ordinary Share Equivalents pursuant to this Agreement, appropriate adjustments shall be made to reflect stock dividends, stock splits, reverse stock splits, combinations, reclassifications or similar changes in the capital structure of the Company.

20.          Further Instruments and Actions.  Each of the Parties agrees from time to time to execute and deliver, or cause to be executed and delivered, such further documents and other instruments and to take such further actions as may reasonably be necessary to effectively carry out the intent of this Agreement.  The Founder Parties and Haode Investment shall cooperate affirmatively with the Group Company Parties and the Holders, to the extent requested by the Group Company Parties or the Holders, to enforce rights and obligations pursuant hereto.

21.                               Term and Termination.

21.1        Effective Date; Termination.  This Agreement shall become effective upon the execution hereof by all of the Parties, provided that with respect to Taide Investment, this Agreement shall become effective upon the payment of the exercise price under the Exercise Notice, and, except as otherwise provided herein, shall continue in effect until the earlier to occur of (a) with respect to a Holder, the date on which such Holders no longer holds any Ordinary Shares or any Ordinary Share Equivalents and (b) any date agreed upon in writing by all of the Parties, provided that the provisions of the following sections shall terminate and be of no further force and effect upon the closing of an IPO: Section 2 (Information Rights), Section 3 (Corporate Governance), Section 4 (Prohibition on Transfer of Shares and Right of Co-Sale ) and Section 7.2 (Non-compete).

21.2        Consequences of Termination.  If this Agreement is terminated pursuant to Section 21.1, this Agreement shall become null and void and of no further force and effect, except that the Parties shall continue to be bound by the provisions of this Section 21, Section 1 (Interpretation), Section 6 (Assignments and Transfers; Third Party Beneficiaries), Section 7.1 (Non-compete), Section 18 (Confidentiality) and Section 22 (Miscellaneous).  Nothing in this Section 21.2 shall be deemed to release any Party from any liability for any breach of this Agreement prior to the effective date of such termination.

22.                               Miscellaneous.

22.1        Governing Law.  This Agreement shall be governed by and construed under the laws of Hong Kong without regard to the principles of conflicts of law thereunder.

22.2        Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Each such counterpart may be delivered electronically, such as by facsimile or e-mail.

22.3        Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

22.4        Notices.  Any and all notice required or permitted under this Agreement shall be provided by one or more of the following means and shall be deemed to have been duly given (a) if delivered personally, when received, (b) if transmitted by facsimile, on the date of transmission with receipt of a transmittal confirmation, (c) if transmitted by email, on the date of transmission, or (d) if by international courier service, on the fourth (4th) Business Day following the date of deposit with such courier service, or such earlier date as may be confirmed in writing to the sender by such courier service.  Any notice given pursuant to this Section 22.4 shall be addressed to the address, facsimile number or email address of the receiving Party as set forth on Schedule I of this Agreement.

22.5        No Agency.  No Shareholder, acting solely in its capacity as a Shareholder, shall act as an agent of the Company or have any authority to act for or to bind the Company, except as authorized by the Board.  For the purposes of this Section, unless acting expressly solely in its capacity as a Shareholder, any Shareholder who is a director or officer or employee of a Group Company acting in the ordinary course of business of such Group Company shall be conclusively deemed to act for and on behalf of, and shall not be regarded as acting as an agent of, such Group Company.  Any Shareholder that takes any action or binds the Company in violation of this Section shall be solely responsible for, and shall indemnify the Company and each other Shareholder against, any losses, claims, damages, liabilities, judgments, fines, obligations, expenses and liabilities of any kind or nature whatsoever (including but not limited to any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any pending or threatened legal action or proceeding) that the Company, or such other Shareholders, as the case may be, may at any time become subject to or liable for by reason of such violation.  The provisions of this Section 22.5 shall survive the termination of this Agreement.

22.6        No Partnership.  The Shareholders expressly do not intend hereby to form a partnership, either general or limited, under any jurisdiction’s partnership law.  The Shareholders do not intend to be partners one to another, or partners as to any third party, or create any fiduciary relationship among themselves, solely by virtue of their status as Shareholders.  To the extent that any Shareholder, by word or action, represents to another Person that any Shareholder is a partner or that the Company is partnership, the Shareholder making such representation shall be liable to any other Shareholders that incur any losses, claims, damages, liabilities, judgments, fines, obligations, expenses and liabilities of any kind or nature whatsoever (including but not limited to any investigative, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any pending or threatened legal action or proceeding) arising out of or relating to such representation.  The provisions of this Section 22.6 shall survive the termination of this Agreement.

22.7        Amendments and Waivers.

(a)           No amendment or waiver of any provisions under this Agreement shall be effective unless made in writing and signed by and on behalf of the Company and the holders of two thirds (2/3) or more of the then outstanding Shares (voting together as a single class and on an as-converted basis), provided that (i) this Agreement may not be amended and no provision under this Agreement may be waived, in either case, with respect to any Shareholder without the written consent of such Shareholder if such Shareholder’s rights or obligations hereunder are being affected resulting in a disproportionate outcome as compared to each other Shareholder holding the same type of Shares with the same right or obligation, as the case may be, prior to such amendment, and (ii) without the written consent or affirmative vote of holders of two thirds (2/3) or more of each class of Preferred Shares, the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, such class of Preferred Shares set forth in this Agreement shall not be amended, changed or waived; provided further, however, that if any amendment or waiver of this Agreement is with respect to any matter that has been duly approved by the Shareholders or the Board in accordance with this Agreement and, if required, the Memorandum and Articles, as applicable, to the extent that such amendment or waiver is required or advisable to implement such matter so approved, then such amendment or waiver shall only require the written consent of the Company.

(b)           Notwithstanding anything to the contrary in this Section 22.7 or in the Transaction Documents, but without prejudicing the Pre-emption Right the Investors may have under the Transaction Documents or any right, privilege, benefits or interest of any particular Shareholder under the Transaction Documents, in the event that after the Closing the Company intends to issue New Securities at a consideration or deemed consideration per Share greater than the then applicable Conversion Price of the Shares held by such Investor (the “Qualified New Issuance”), and so long as the rights, benefits and privileges of such Investor or its Shares will not be adversely or disproportionally affected as a result of the Qualified New Issuance, such Investor shall, and such Investor shall procure the Director appointed by it (if any) to, take, or cause to be taken, all actions, and to do, or cause to be done all things necessary to effectuate Qualified New Issuance, including but not limited to (i) vote in favor of the Qualified New Issuance in the Board Meeting (if applicable) and Shareholders’ Meeting, and (ii) amend and revise the Memorandum and Articles, the Investors’ Rights Agreement and any other documents or agreements necessary to reflect the amendments and changes resulting from the Qualified New Issuance; provided however that, if as a result of the Qualified New Issuance, the right of liquidation preference under Section 11 and/or the redemption preference under Section 10 of each Investor become subordinated to the right(s) of the holder(s) of the New Securities in the Qualified New Issuance (the “Preference Change”), the Investors confirm and acknowledge that any amendments to the Memorandum and Articles, the Investors’ Rights Agreement and any other documents or agreements reflecting the Preference Change shall not be deemed to constitute any disproportionate and adverse effect under this Section 22.7 (b).  For the avoidance of doubt, the amendment and revision to the Memorandum and Articles, the Investors’ Rights Agreement or any other documents or agreements necessary to reflect the amendments and changes resulting from the Qualified New Issuance pursuant to this Section 22.7 (b) shall take effect only by written consent of the Company and shall not require the signing or consent by any Investor.

(c)           For the avoidance of doubt, the issuance of any Equity Securities duly approved in accordance with this Agreement and the Memorandum and Articles and the grant to the holders of such Equity Securities all or any of (1) the right to receive dividends, (2) the right to receive distributions upon liquidation, dissolution or winding up, and (3) the right to redeem such Equity Securities, in each case on parity with or in priority to the Preferred Shares shall not be deemed to constitute any disproportionate and adverse effect under this Section 22.7.

(d)           Subject to compliance with the other provisions of this Agreement and the Memorandum and Articles, the Company is hereby empowered to sign a Joinder Agreement in the form attached hereto as Exhibit A on behalf of all Shareholders for the purpose of adding a new Shareholder, whether by permitted transfer hereunder or otherwise, as a party to this Agreement who signs a Joinder Agreement in the form attached hereto as Exhibit A.

(e)           The Company shall give prompt notice of any amendment or variation hereof or waiver hereunder to any Party that did not consent in writing to such amendment or variation with.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Party hereto and each of their respective successors and assigns.

22.8        Severability. If one or more provisions of this Agreement are held to be unenforceable under any Applicable Law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

22.9        Entire Agreement. This Agreement, the other Transaction Documents and the documents referred to herein and therein, together with all schedules and exhibits hereto and thereto, constitute the full and entire understanding and agreement among the Parties with regard to the subject matters hereof and thereof.

22.10      Avoidance of Restrictions.  The Parties agree that the transfer restrictions in this Agreement shall not be capable of being avoided by the holding of Equity Securities indirectly through a company or other entity that can itself be sold in order to dispose of any interest in Equity Securities free of such restrictions.  Any Transfer or issue of any shares (or other interest) of any such company or entity Controlled by directly or indirectly owned by a Founder Party or Haode Investment (or its ultimate Controller) shall be treated as a Transfer of Equity Securities held by such Founder Party or Haode Investment (or its ultimate Controller), and the provisions of this Agreement that apply in respect of the Transfer of Equity Securities shall apply in respect of such Transfer or issue of shares or other interest in such company or entity.

22.11      Dispute Resolution.  Any dispute, controversy or difference between the Parties arising out of, in connection with or relating to this Agreement (a “Dispute”) shall be resolved through arbitration pursuant to this Section 22.11.  The arbitration shall be conducted in Hong Kong by the Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the

Hong Kong International Arbitration Centre Administered Arbitration Rules (the “HKIAC Rules”) in effect at the time of the arbitration.  There shall be three arbitrators.  Each of the following: (i) the claimant to the Dispute, or in the case of multiple claimants, all such claimants acting collectively (the “Claimant”) and (ii) the respondent to the Dispute, or in the case of more than one respondent, the respondents acting collectively (the “Respondent”) shall select one arbitrator.  The party commencing the arbitration shall nominate his arbitrator at the time of filing the demand for arbitration.  The Respondent shall nominate his arbitrator within thirty (30) days after receiving the demand for arbitration.  Such arbitrators shall be freely selected, and neither the Claimant nor the Respondent shall be limited in their selection to any prescribed list.  The HKIAC shall select the third arbitrator.  Each arbitrator shall be qualified to practice law in Hong Kong.  If either party does not appoint an arbitrator within the time set forth above or if there are more than one Claimant or one Respondent and the Claimant (or Respondent as the case may be) fails to agree on the selection of the same arbitrator between themselves as provided above, the relevant appointment or selection shall be made by the HKIAC.  The arbitration proceedings shall be conducted in English.  If the HKIAC Rules are in conflict with the provisions of this Section 22.11 including the provisions concerning the appointment of arbitrators, the provisions of this Section 22.11 shall prevail.  The arbitration tribunal shall decide any Dispute submitted by the Parties to the arbitration strictly in accordance with the substantive law of Hong Kong and shall not apply any other substantive law.  In making their award, the arbitrators shall have the authority to award attorney’s fees and other costs and expenses of the arbitration as they deem just and appropriate under the circumstances.  The award of the arbitration tribunal shall be final and binding upon the disputing Parties, and any Party may apply to a court of competent jurisdiction for enforcement of such award.  A Party shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

22.12      Amendment and Restatement of the Original IRA, the Amended IRA and the Second Amended IRA. This Agreement shall take effect from the date hereof and upon the date when this Agreement takes effect, this Agreement shall terminate, supersede and replace the Second Amended IRA in its entirety with immediate effect, provided that nothing herein shall (i) relieve any party to the Original IRA, the Amended IRA and/or the Second Amended IRA from any liability thereunder (including liability for any breach thereof occurring prior to the date hereof) that has already accrued as of the date hereof, or (ii) constitute a waiver of any rights, remedies or claims which a party to the Original IRA, the Amended IRA and/or the Second Amended IRA may have thereunder with respect to the foregoing accrued liability.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Blue Fortune Limited

By:	/s/ Jiaxing Zhou
Name:	Jiaxing Zhou
Title:	Director

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Taide Investment Management Ltd

By:	/s/ Jun Chen
Name:	Jun Chen
Title:	Authorized Signature(s)

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Bel45 Private Opportunities Fund, L.P.

By:	Bel45 Private Opportunities GP, LLC, its general partner
By:	BlackRock PEP Master Carry, L.P. (solely on behalf of the Bel45 Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Tango Capital Opportunities Fund, L.P.

By:	Tango Capital Opportunities GP, LLC, as general partner
By:	BlackRock PEP Master Carry, L.P. (solely on behalf of the Tango Capital Opportunities Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TSCL Private Markets Fund, L.P.

By:	TSCL Private Markets GP, LLC, its general partner
By:	BlackRock PEP Master Carry, L.P. (solely on behalf of the TSCL Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

NDSIB Private Opportunities Fund, L.P.

By:	NDSIB Private Opportunities GP, LLC, its general partner
By:	BlackRock PEP Master Carry, L.P. (solely on behalf of the NDSIB Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BlackRock Private Opportunities Fund IV, L.P.

By:	BlackRock POF IV (GP), LLC, its general partner
By:	BlackRock PEP Master Carry, L.P. (solely on behalf of the POF IV Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BR POF IV Cayman Master Fund, L.P.

By:	BlackRock POF IV (GP), LLC, its general partner
By:	BlackRock PEP Master Carry, L.P. (solely on behalf of the POF IV Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

High Rock Direct Fund, L.P.

By:	High Rock GP, LLC, its general partner
By:	BlackRock PEP Master Carry, L.P. (solely on behalf of the High Rock Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BlackRock MD Private Opportunities Fund, L.P.

By:	BlackRock MD Private Opportunities GP, LLC, its general partner
By:	BlackRock PEP Master Carry, L.P. (solely on behalf of the MD Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

1885 Private Opportunities Fund, L.P.

By:	1885 Private Opportunities Fund GP, LLC, its general partner
By:	BlackRock PEP Master Carry, L.P. (solely on behalf of the 1885 Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

NHRS Private Opportunities Fund, L.P.

By:	BlackRock NHRS GP, LLC, its general partner
By:	BlackRock PEP Master Carry L.P. (solely on behalf of the BR/NHRS Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Sullivan Way Private Opportunities Fund, L.P.

By:	Sullivan Way Private Opportunities GP, LLC, its general partner
By:	BlackRock PEP Master Carry, L.P. (solely on behalf of the SW Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Coin Private Opportunities, L.P.

By:	Coin Private Opportunities GP, LLC, its general partner
By:	BlackRock PEP Master Carry, L.P. (solely on behalf of the Coin Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

POF III Scottish Master, L.P.

By:	BlackRock POF III (GP), LLC, its general partner
By:	BlackRock PEP Master Carry L.P. (solely on behalf of the POF III Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BlackRock Inverwood Private Opportunities Fund, L.P.

By:	BlackRock Inverwood Private Opportunities GP, LLC, its general partner
By:	BlackRock PEP Master Carry, L.P. (solely on behalf of the Inverwood Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

OV Private Opportunities, L.P.

By:	BR/OV GP, LLC, as general partner
By:	BlackRock PEP Master Carry, L.P. (solely on behalf of the BR/OV Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Red River Direct Investment Fund III, L.P.

By:	Red River Private Equity III, LLC, its general partner
By:	BlackRock PEP Master Carry, L.P. (solely on behalf of the Red River III Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BR/ERB Co-Investment Fund II, L.P.

By:	BlackRock Private Equity NM II, LLC, its general partner
By:	BlackRock PEP Master Carry, L.P. (solely on behalf of the BR/ERB II Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BlackRock MSV Private Opportunities Fund, L.P.

By:	BlackRock MSV Private Opportunities GP, LLC, its general partner
By:	BlackRock PEP Master Carry, L.P. (solely on behalf of the MSV Series), its member manager
By:	Portfolio Administration & Management Ltd., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Private Equity Partners VII Master, L.P.

By:	BlackRock Investment Management, LLC

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Private Equity Partners VII US, L.P.

By:	BlackRock Investment Management, LLC

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Total Alternatives Fund — Private Equity LP

By:	Total Alternatives Fund (GenPar) LLC, its general partner
By:	BlackRock ASG Master Carry L.P. — TAF Series, its sole member
By:	BlackRock Financial Management, Inc., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Total Alternatives Fund — Private Equity (B) LP

By:	Total Alternatives Fund (GenPar) LLC, its general partner
By:	BlackRock ASG Master Carry L.P. — TAF Series, its sole member
By:	BlackRock Financial Management, Inc., its general partner

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BlackRock Private Opportunities Fund IV Master SCSp

By:	POF IV GP S.À.R.L.

By:	/s/ Andrew Farris
Name:	Andrew Farris
Title:	Vice President

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Darsana Master Fund LP

By:	Darsana Capital LLC, its general partner

By:	/s/ Chris Ferrante
Name:	Chris Ferrante
Title:	Authorized Signatory

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Fortunate Cup Holdings Limited

By:	/s/ Hui Li
Name:	Hui Li
Title:	Director

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Lucky Cup Holdings Limited

By:	/s/ Hui Li
Name:	Hui Li
Title:	Director

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Joy Capital II, L.P.

By:	Joy Capital II GP, L.P.
its general partner
By:	Joy Capital GP, Ltd.
its general partner

By:	/s/ Erhai Liu
Name:	Erhai Liu
Title:	Director

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Joy Luck Management Limited

By:	/s/ Erhai Liu
Name:	Erhai Liu
Title:	Director

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Honour Ample Limited

By:	/s/ Erhai Liu
Name:	Erhai Liu
Title:	Director

Signature Page

Third Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Galaxy Shine Limited

By:	/s/ Zhengxing Shao
Name:	Zhengxing Shao
Title:	Authorized Signature(s)

Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Luckin Coffee Inc.

By:	/s/ Zhiya Qian
Name:	Zhiya Qian
Title :	Director

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Luckin Coffee Investment Inc.

By:	/s/ Zhiya Qian
Name:	Zhiya Qian
Title:	Director

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Luckin Coffee (Hong Kong) Limited

By:	/s/ Zhiya Qian
Name:	Zhiya Qian
Title :	Director

Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Beijing Luckin Coffee Co., Ltd.

瑞幸咖啡（北京）有限公司

By:	/s/ Zhibin Zhu
Name:	Zhibin Zhu
Title:	Director

Company Seal:

/s/ Seal of Beijing Luckin Coffee Co., Ltd.

Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

China Luckin Coffee Co., Ltd.

瑞幸咖啡（中国）有限公司

By:	/s/ Zhiya Qian
Name:	Zhiya Qian
Title:	Director

Company Seal:

/s/ Seal of China Luckin Coffee Co., Ltd.

Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Tianjin Luckin Coffee Co., Ltd.

瑞幸咖啡（天津）有限公司

By:	/s/ Zhiya Qian
Name:	Zhiya Qian
Title:	Director

Company Seal:

/s/ Seal of Tianjin Luckin Coffee Co., Ltd.

Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Pingtan Luckin Coffee E-Commerce Co., Ltd.

瑞幸咖啡电子商务（平潭）有限公司

By:	/s/ Zhiya Qian
Name:	Zhiya Qian
Title:	Director

Company Seal:

/s/ Seal of Pingtan Luckin Coffee E-Commerce Co., Ltd.

Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Beijing Luckin Coffee Technology Co., Ltd.

北京瑞吉咖啡技术有限公司

By:	/s/ Zhiya Qian
Name:	Zhiya Qian
Title:	Director

Company Seal:

/s/ Seal of Beijing Luckin Coffee Technology Co., Ltd.

Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Zhiya Qian

Signature:	/s/ Zhiya Qian
Zhiya Qian

Summer Fame Limited

By:	/s/ Zhiya Qian
Name:	Zhiya Qian
Title:	Director

Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Min Chen

Signature:	/s/ Min Chen
Min Chen

May Bliss Limited

By:	/s/ Min Chen
Name:	Min Chen
Title :	Director

Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Primus Investments Fund, L.P.

By:	Primus Management GP, Limited
Its general partner

By:	/s/ Guo, Lichun
Name:	Guo, Lichun
Title:	Director

Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Haode Investment Inc.

By:	/s/ GUO, Lichun
Name:	GUO, Lichun
Title:	Director

Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Mayer Investments Fund, L.P.

By:	Mayer Management GP, Limited
Its general partner

By:	/s/ Sunying Wong
Name:	Sunying Wong
Title:	Director

Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

STAR GROVE GLOBAL LIMITED

By:	/s/ Paau Siu Wan
Name:	Paau Siu Wan
Title:	Director

Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CAROB INVESTMENT PTE LTD

By:	/s/ Suresh Balasubramanian
Name:	Suresh Balasubramanian
Title:	Director

Signature Page